OFFICIAL PROXY COMMITTEE BALLOT

CERTIFICATE AND REPORT OF INSPECTOR(S) OF ELECTION
October 24, 2025

OXFORD LANE CAPITAL CORP.

The undersigned duly appointed Inspector of Election for the Annual Meeting of Stockholders (the “Meeting”) of Oxford Lane Capital Corp. (the “Company”) does hereby report as follows:

1.
That the Meeting was held at 8:30 a.m. Eastern Time on October 24, 2025, in the second floor conference room of the Company’s corporate headquarters located at 8 Sound Shore Drive, Greenwich, Connecticut 06830, pursuant to due notice.

2.
That at said Meeting, I canvassed the stockholders present and examined and counted the proxies presented and found and declared that out of 482,902,319 shares of Common Stock of the Company entitled to vote at such Annual Meeting, the holders of 303,346,233.289 shares were present in person or by proxy.

3.
That at said Meeting I canvassed the stockholders present and examined and counted the proxies presented and found and declared that out of 8,761,706 shares of Preferred Stock of the Company entitled to vote at such Annual Meeting, the holders of 5,301,177.000 shares were present in person or by proxy.

4.	That at said Annual Meeting a vote was taken by ballot and the following person received the specified number of votes and percentage of shares voted at the meeting as follows:

Nominee for a Three-Year Term	FOR	WITHHELD
	Number %	Number %

Jonathan H. Cohen*	252,256,408.289	83.158%	51,089,825.000	16.842%
Mark J. Ashenfelter**	4,009,701.000	75.638%	1,291,476.000	24.362%

*     Based on all shares of Common Stock and Preferred Stock voting together as a single class.
**   Based on all shares of Preferred Stock voting as a single class.